UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY  10055
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
55 E. 52nd Street
New York, NY  10055
(Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31,2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

ANNUAL REPORT
December 31, 2010

A mutual fund that invests
in common stocks of
growth-oriented companies.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

The last six months have been extraordinary for your Fund.  For the six month period ending December 31, 2010, your Fund earned +27.57%; for the twelve month period ending December 31, 2010 the return was +15.08%.

The top five performing stocks held by the Fund for the year 2010 were: Cummins, Inc., up +139.9%; Sotheby’s, up +100.2%; Joy Global, Inc., up +68.2%; Caterpillar, Inc., up +64.3%; and Apple, Inc., up +53.0%

The GDP has now recovered to the 2007 level, although the composition differs from the past with housing and employment below the 2007 levels.  The equity market in general is back to where it was in 2008 but 10% to 20% undervalued compared to the 2007 levels.  The economy is on track to generate 4% GDP growth and equities should continue to do well in 2011.  Hard data suggests we are likely in a multi-year extended expansion.  Population growth, i.e. 9-10 million more people since 2007 and rising employment should stimulate housing since affordability is the best it has been in several years.

The business cycle hasn’t been repealed and corporations continue to increase dividends and share buy backs on a broad scale with their sales and profits expanding and cash balances at very high levels. Mergers and acquisitions are picking up reflecting a renewed spirit of opportunity. The amount of corporate earnings held offshore is estimated to be in excess of $1 trillion.  If Washington can figure out a sensible way to incentivize corporations to repatriate these funds, the impact on domestic expansion would be robust by historical standards and should contribute to higher equity prices and a stable dollar.  American confidence is getting restored.

The current period has interesting parallels to the 1950’s with high government debt from WWII and the Korean War, a lot of cash on the sidelines, low interest rates, and risk-averse price to earnings ratios.  Europe was just beginning to rebuild under the Marshall Plan and access to the US market, somewhat similar to the expansion taking place in Brazil, China, and India.  From 1950 to 1966, including a couple of recessions, the Hungarian revolution, the Suez crisis and the landing of US marines in the Middle East, bond prices eroded over the period as interest rates gradually increased with inflation, yet equities appreciated five fold.

As indicated in the semi-annual report for Fund, we merged with Evercore Wealth Management LLC who became the Adviser to the Fund on May 1, 2010.  This new affiliation has benefited the Fund through an addition of assets; as of December 31, 2010 the Fund’s assets had increased to $20,393,774.  Also on October 1, 2010, the Adviser contractually agreed to further reduce the Fund’s expense cap.  Please see Note 4 for more information.  Finally, through Evercore, we have a greater range of analysis to help us in our goal of achieving sustainable performance for you, our shareholders.

We look forward to continued progress in economic and market performance in 2011.  Please don’t hesitate to call or email us with your questions.

February 10, 2011

Sincerely,

Robert P. Morse
President

Please see the following page for important information.

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Opinions expressed as those of the fund, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The Wall Street Fund is distributed by Quasar Distributors, LLC.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2010

	Shares	Value
COMMON STOCKS – 97.8%

Aerospace – 2.1%
Raytheon Co.	4,000	$185,360
United Technologies Corp.	3,000	236,160
		421,520

Agricultural Equipment – 1.2%
AGCO Corp. (a)	5,000	253,300

Appliances – 0.5%
Deer Consumer Products Inc. (a)	10,000	112,400

Beverages – 2.1%
Hansen Natural Corp. (a)	5,000	261,400
PepsiCo, Inc.	2,500	163,325
		424,725

Biotechnology – 2.9%
Celgene Corp. (a)	4,000	236,560
Gilead Sciences, Inc. (a)	10,000	362,400
		598,960

Chemicals – 4.4%
Air Products & Chemicals, Inc.	2,500	227,375
Celanese Corp.	8,000	329,360
The Dow Chemical Co.	10,000	341,400
		898,135

Construction & Services – 2.7%
Flowserve Corp.	2,000	238,440
Fluor Corp.	4,600	304,796
		543,236

Drugs – 2.5%
Bristol Myers Squibb Co.	9,500	251,560
Merck & Co., Inc.	7,000	252,280
		503,840

Electrical Equipment – 1.2%
General Electric Co.	13,500	246,915

Energy – 8.9%
Apache Corp.	3,250	387,498
Chevron Corp.	3,750	342,187
Marathon Oil Corp.	12,000	444,360
Noble Corp. (b)	9,000	321,930
Schlumberger Ltd. (b)	3,750	313,125
		1,809,100

Financial Services – 2.6%
American Express Co.	8,800	377,696
Mastercard, Inc.	700	156,877
		534,573

Food Services – 3.4%
McDonald’s Corp.	4,150	318,554
Yum Brands, Inc.	7,500	367,875
		686,429

Health Care Services – 5.3%
AmerisourceBergen Corp.	6,000	204,720
Johnson & Johnson	4,500	278,325
Medco Health Solutions, Inc. (a)	4,000	245,080
Unitedhealth Group, Inc.	10,000	361,100
		1,089,225

Instrumentation – 1.4%
Thermo Fisher Scientific, Inc. (a)	5,000	276,800

Insurance – 2.3%
ACE Ltd. (b)	4,900	305,025
Metlife, Inc.	3,500	155,540
		460,565

Leisure – 1.5%
Carnival Corp. (b)	6,500	299,715

Machinery – 4.8%
Caterpillar, Inc.	2,250	210,735
Cummins, Inc.	3,000	330,030
Joy Global, Inc.	5,000	433,750
		974,515

Metals & Mining – 2.4%
Freeport-McMoRan
Copper & Gold, Inc.	4,000	480,360

Office Equipment – 9.4%
Apple, Inc. (a)	2,200	709,632
EMC Corp. (a)	15,000	343,500
International Business
Machines Corp.	1,250	183,450
Western Digital Corp. (a)	12,000	406,800
Xyratex Ltd. (a) (b)	17,000	277,270
		1,920,652

Retail – 5.4%
Macy’s, Inc.	15,000	379,500

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010

	Shares	Value
COMMON STOCKS – 97.8% (continued)
Retail – 5.4% (continued)
Target Corp.	6,500	$390,845
TJX Companies, Inc.	7,500	332,925
		1,103,270
Semiconductors – 5.8%
Atheros Communications, Inc. (a)	10,000	359,200
Intel Corp.	16,000	336,480
KLA-Tencor Corp.	9,000	347,760
NVE Corp. (a)	2,500	144,575
		1,188,015
Services – 6.7%
Accenture PLC (b)	5,000	242,450
Amazon.com, Inc. (a)	2,000	360,000
Google, Inc. (a)	750	445,478
Rackspace Hosting, Inc. (a)	10,000	314,100
		1,362,028
Software – 4.9%
Activision Blizzard, Inc.	16,000	199,040
Microsoft Corp.	15,500	432,760
Oracle Corp.	12,000	375,600
		1,007,400
Specialty Retail – 7.2%
Coach, Inc.	5,000	276,550
Home Depot, Inc.	10,000	350,600
Nike, Inc. – Class B	3,000	256,260
Sotheby’s	6,500	292,500
VF Corp.	3,500	301,630
		1,477,540
Telecommunications – 3.2%
America Movil
S.A. de C.V. – ADR	4,000	229,360
Cisco Systems, Inc. (a)	12,000	242,760
NII Holdings, Inc. (a)	4,100	183,076
		655,196
Transportation – 3.0%
J.B. Hunt Transport Services, Inc.	7,500	306,075
Union Pacific Corp.	3,300	305,778
		611,853
TOTAL COMMON STOCKS
(Cost $14,292,878)	19,940,267

SHORT-TERM INVESTMENT – 1.9%
Money Market Fund – 1.9%
First American Prime Obligations
Fund, Class Z, 0.084% (c)	389,546	389,546

TOTAL SHORT-TERM
INVESTMENTS
(Cost $389,546)		389,546

TOTAL INVESTMENTS
(Cost $14,682,424) – 99.7%		20,329,813
Other Assets in Excess
of Liabilities – 0.3%		63,961

TOTAL NET
ASSETS – 100.0%		$20,393,774

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	Variable Rate Security - the rate shown is the annualized seven-day effective yield as of December 31, 2010

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments, at value (cost $14,682,424)	$20,329,813
Receivable for fund shares sold	128,396
Dividends receivable	14,112
Expense reimbursement
due from Adviser (Note 4)	13,955
Prepaid expenses	17,623
Total Assets	20,503,899

LIABILITIES:
Payable for investments purchased	55,750
Investment advisory
fee payable (Note 4)	8,409
Shareholder servicing fee payable	7,872
Accrued expenses and other payables	38,094
Total Liabilities	110,125
NET ASSETS	$20,393,774

NET ASSETS CONSIST OF:
Capital stock	$16,045,127
Accumulated undistributed net
realized loss on investments	(1,298,742)
Net unrealized appreciation
on investments	5,647,389
TOTAL NET ASSETS	$20,393,774

Shares outstanding
(5,000,000 authorized, $1.00 par value)	2,282,745
NET ASSET VALUE PER SHARE	$8.93

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2010

INVESTMENT INCOME:
Dividend income (net of
$76 foreign tax withheld)	$195,564
Total investment income	195,564

EXPENSES:
Investment advisor fees (Note 4)	67,519
Administration and fund accounting fees	68,105
Shareholder servicing fees (Note 4)	33,759
Transfer agent fees and expenses	29,213
Professional fees	29,170
Federal and state registration fees	25,899
Custody fees	4,031
Directors’ fees and expenses	11,823
Reports to shareholders	5,932
Insurance expense	5,610

Total expenses before
expense reimbursement	281,061
Expenses reimbursed
by Adviser (Note 4)	(60,312)
Net expenses	220,749
NET INVESTMENT LOSS	(25,185)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	329,998
Change in unrealized appreciation
on investments	1,984,830
Net realized and unrealized
gain on investments	2,314,828
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,289,643

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	December 31,
	2010	2009

OPERATIONS:
Net investment loss	$(25,185)	$(34,614)
Net realized gain (loss) on
investment transactions	329,998	(854,731)
Change in unrealized
appreciation
on investments	1,984,830	4,281,672
Net increase in net assets
resulting from operations	2,289,643	3,392,327

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	6,853,402	737,410
Cost of shares redeemed	(958,561)	(2,514,423)
Reinvested distributions	—	—
Net increase (decrease) in
net assets resulting from
capital share transactions	5,894,841	(1,777,013)

DISTRIBUTIONS
TO SHAREHOLDERS	—	—

TOTAL INCREASE
IN NET ASSETS	8,184,484	1,615,314

NET ASSETS:
Beginning of period	12,209,290	10,593,976
End of period	$20,393,774	$12,209,290

UNDISTRIBUTED NET
INVESTMENT
INCOME	$—	$317

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

1.	Organization
The Wall Street Fund, Inc.  (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Fund’s investment adviser pursuant to procedures approved by and under the supervision of the Fund’s Board of Directors.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques.  The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.  As of December 31, 2010, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value

Common
Stocks*	$19,940,267	$—	$—	$19,940,267
Short-Term
Investments	389,546	—	—	389,546
Total
Investments	$20,329,813	$—	$—	$20,329,813

*	Please refer to the Schedule of Investments for further industry breakout.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2010, the Fund did not recognized any significant transfers between valuation levels.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2007.

(c) Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.  For the year ended December 31, 2010, the Fund increased undistributed net investment income by $24,868, increased undistributed net realized gain on investments by $2,207 and decreased capital stock by $27,075.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(e) Subsequent Events – Management has evaluated related events and transactions that occurred subsequent to December 31, 2010, through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3.	Investment Transactions
The aggregate purchases and sales of securities for the year ended December 31, 2010, excluding short-term investments, were $11,183,587 and $5,654,119, respectively.  There were no purchases or sales of long-term U.S. government securities.

4.	Investment Adviser
Effective May 1, 2010, Evercore Wealth Management, LLC (“EWM”) is the investment adviser to the Fund.  At a meeting held on December 18, 2009, the Fund’s Board of Directors approved an investment advisory agreement with EWM, subject to shareholder approval.  At a special meeting held on February 25, 2010, Fund shareholders approved the investment advisory agreement with EWM.  Prior to May 1, 2010, Wall Street Management Corporation (“WSMC”) was the investment adviser to the Fund.  There are no significant changes, including advisory fees, between the previous investment advisory agreement with WSMC and the new investment advisory agreement with EWM.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets.  Effective October 1, 2010, EWM contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  This agreement will continue in effect until May 1, 2012.  EWM has the right to recover any fee reductions and/or

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010

expense reimbursements made in the three prior fiscal years pursuant to this agreement, provided that the Fund’s total annual operating expenses do not exceed 1.00% of average daily net assets in the year of reimbursement.  Accordingly, $29,207 of the expenses reimbursed by EWM during 2010 may be recovered through December 31, 2013.  Prior to October 1, 2010, the advisory agreement provided for EWM to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  The Fund is not obligated to reimburse the WSMC or EWM for any fees or expenses waived prior to October 1, 2010.  For the four months ended April 30, 2010, WSMC received $20,058 in investment advisory fees and reimbursed Fund expenses of $2,093.  For the eight months ended December 31, 2010, EWM received $47,461 in investment advisory fees and reimbursed Fund expenses of $58,219.

Effective May 1, 2010, the Fund has a shareholder servicing agreement (a “Servicing Agreement”) with EWM pursuant to which EWM may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, EWM receives fees from the Fund at an annual rate of 0.25% of the average daily net assets.  Prior to May 1, 2010, WSMC had a substantially similar shareholder servicing agreement with the Fund.  For the four months ended April 30, 2010, WSMC received $10,029 in shareholder servicing fees.  For the eight months ended December 31, 2010, EWM received $23,730 in shareholder servicing fees.

5.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year ended	Year ended
	December 31,	December 31,
	2010	2009

Shares Sold	828,204	110,181
Shares Redeemed	(119,781)	(366,812)
Shares Reinvested	—	—
Net Increase (Decrease)	708,423	(256,631)
Shares Outstanding:
Beginning of Period	1,574,322	1,830,953
End of Period	2,282,745	1,574,322

6.	Tax Information
As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$14,701,054
Gross unrealized appreciation	$5,725,359
Gross unrealized depreciation	(96,600)
Net unrealized appreciation	5,628,759
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	$(1,280,112)
Total accumulated earnings	$4,348,647

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$—	$—
Long-term capital gains	$—	$—

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2010, the Fund had a capital loss carryover of $1,217,548, which, if not offset by future capital gains, will expire on December 31, 2017. The Fund intends to defer and treat $62,564 of post-October losses incurred during the year ended December 31, 2010 as arising in the year ending December 31, 2011.

7.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Year Ended December 31,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Per Share Data:
Net asset value, beginning of period	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$ 10.09

Income from investment operations:
Net investment loss(1)	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)
Net realized and unrealized
gains (losses) on investments	1.18	1.99	(4.01)	1.51	0.51	0.64	0.57	2.50	(2.70)	(2.29)
Total from investment operations	1.17	1.97	(4.03)	1.48	0.46	0.59	0.53	2.43	(2.78)	(2.36)

Less distributions:
Distributions from net realized
gains from security transactions	—	—	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)
Total distributions	—	—	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)

Net asset value, end of period	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65

Total return(2)	15.08%	34.02%	(41.02)%	16.92%	5.42%	7.54%	7.26%	49.90%	(36.34)%	(23.15)%

Supplemental data and ratios:
Net assets, end of period (000’s)	$20,394	$12,209	$10,594	$19,310	$17,351	$17,470	$17,512	$17,368	$11,609	$19,408
Ratio of operating expenses to average
net assets, before reimbursements	2.08%	1.98%	1.76%	1.60%	1.71%	1.71%	1.74%	1.92%	2.08%	1.70%
Ratio of operating expenses to average
net assets, net of reimbursement	1.63%	1.95%	1.76%	1.60%	1.71%	1.71%	1.74%	1.85%	1.84%	1.68%
Ratio of net investment loss to average
net assets, before reimbursements	(0.64)%	(0.34)%	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%
Ratio of net investment loss to average
net assets, net of reimbursement	(0.19)%	(0.31)%	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%
Portfolio turnover rate	42.58%	49.44%	58.78%	65.26%	94.41%	115.90%	149.32%	94.46%	124.51%	110.24%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund, Inc. as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended December 31, 2005, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
February 18, 2011

THE WALL STREET FUND, INC.
PERFORMANCE INFORMATION
For periods ended December 31, 2010 (Unaudited)

Value of $10,000 Investment

This chart assumes an initial investment of $10,000 on December 31, 2000.  Fund performance reflects any fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Returns shown include the reinvestment of all distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns
for the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years
The Wall Street Fund	15.08%	2.32%	-0.53%
S&P 500 Index1	15.06%	2.29%	1.41%
Russell 1000 Index2	16.10%	2.59%	1.83%

Index performance is for illustrative purposes only and does not reflect any fees, expenses, or taxes.  Direct investment in the indexes is not available.

S&P 500 Index1 – an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

Russell 1000 Index2 – an unmanaged index that measures the performance of the 1,000 largest U.S. companies (90% of the investable U.S. equity market) based on total market capitalization.

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher./p/p

			Expenses
			paid
	Beginning	Ending	during
	account	account	period
	value	value	7/1/10-
	7/1/10	12/31/10	12/31/10*
Actual	$1,000.00	$1,275.70	$8.03
Hypothetical (5% return
before expenses)	1,000.00	1,018.15	7.12

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40% for the six months ended December 31, 2010, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the six month period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2010 (Unaudited)

THE WALL STREET FUND, INC.
DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation(s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer
INDEPENDENT
DIRECTORS:
Harlan K. Ullman, Ph.D.	Independent	Since 1984	Chairman, Killowen Group, a	1	Chairman, CNI
1245 29th Street, N.W.	Director		consulting firm, since 1984;		Guard, Inc.; Chairman,
Washington, DC 20007			Distinguished Senior Fellow,		AHM, LLC; Managing
Age: 69			National Defense University;		Director, ACU Partners,
			Senior Advisor, The Atlantic		LLC; Advisory Board
			Council, since 2007.		Member and Director,
IE-SPS.

Amb. Kurt D. Volker	Independent	Since 2009	Senior Fellow and Managing	1	None.
55 E. 52nd Street	Director		Director, Center for Transatlantic
23rd Floor			Relations, JHU-SAIS, a think tank,
New York, NY 10055			since September 2009; Senior
Age: 46			Adviser, McLarty Associates, a global
consulting firm, since March 2010;
Senior Advisor, Atlantic Council, since
October 2009; U.S. Ambassador to
NATO, 2008-2009; Diplomat, U.S.
Department of State, 1988-2009.
INTERESTED
DIRECTOR:
Robert P. Morse*	Chairman,	Since 1984	Partner and Principal, Evercore	1	English Speaking Union
55 E. 52nd Street	President and		Wealth Management, LLC since		of the U.S.; Society of
23rd Floor	Director		2010; President and a Director,		Mayflower Descendants;
New York, NY 10055			MorseWilliams & Co., Inc., an		Whitehead Institute of
Age: 65			investment adviser affiliate of the		Biomedical Research;
			Fund, 1981-2010; President		Youngs Memorial
			and sole Director, Wall Street		Cemetery/Theodore
			Management Corporation		Roosevelt Memorial;
			1984-2010, and President and		eLot, Inc.
Director, Morse Williams Holding
Co., Inc., since 1986.

THE WALL STREET FUND, INC.
DIRECTORS AND OFFICERS (Continued)

# of Portfolios in
		Term of	Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation(s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer
OFFICERS:
Michael R. Linburn	Executive	Since 1993	Managing Director and	1	The Stanley R. and
55 E. 52nd Street	Vice		Independent Consultant to		Elisabeth G. Jacobs
23rd Floor	President		Evercore Wealth Management,		Foundation; eLot, Inc.
New York, NY 10055			LLC since 2010; Managing
Age: 77	Secretary	Since 2001	Director and Principal, Morse,
Williams & Co., Inc., an
	Chief	Since 2005	investment adviser affiliate of
	Compliance		the Fund, 2003-2010; Chief
	Officer		Compliance Officer, Morse
Williams & Co., Inc. 2005-2010;
Director of Marketing, Morse,
Williams & Co., Inc., 1992-2010.

Jian H. Wang	Executive	Since 1998	Vice President, Evercore Wealth	1	None
55 E. 52nd Street	Vice		Management, LLC since 2010;
23rd Floor	President and		Managing Director and Principal,
New York, NY 10055	Treasurer		Morse, Williams & Co., Inc., an
Age: 48			investment adviser affiliate of the
Fund, 2005-2010; Senior Trader,
Morse, Williams & Co., Inc.,
1998-2010.

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the 1940 Act.

ADDITIONAL INFORMATION
December 31, 2010 (Unaudited)

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.thewallstreetfund.com on a monthly basis.

DIRECTORS
Robert P. Morse, Chairman
Harlan K. Ullman
Kurt D. Volker

OFFICERS
Robert P. Morse, President
Michael R. Linburn,
  Executive Vice President & Secretary
Jian H. Wang, Executive Vice President & Treasurer

INVESTMENT ADVISER
Evercore Wealth Management, LLC
55 E. 52nd Street
23rd Floor
New York, New York  10055

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, Wisconsin  53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio  44145

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53201

THE WALL STREET FUND, INC.
55 E. 52nd Street
23rd Floor
New York, New York  10055
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewalls

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	13,000	12,000
Audit-Related Fees	0	0
Tax Fees	1,000	1,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wall Street Fund, Inc.

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President

Date     March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President

Date     March 4, 2011

By (Signature and Title)*    /s/Jian H. Wang
Jian H. Wang, Treasurer

Date     March 4, 2011

* Print the name and title of each signing officer under his or her signature.